TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
TRADE AND OTHER RECEIVABLES
Trade receivables	$ 2,011	$ 4,605
Value-added tax receivables	3,839	4,894
PIS / COFINS - Brazil (a)	8,732	10,889
Judicial Deposit - Brazil (b)	302	389
Other	760	979
Total trade and other receivables	15,644	21,756
PIS / COFINS Brazil (a)	9,058	8,988
Income taxes recoverable - Brazil	2,764	1,152
Other	14	15
Non-current restricted cash and cash equivalents	$ 11,836	$ 10,155